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                                                                      EXHIBIT 23
                                                                      ----------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3, File No. 333-30351 and File No. 333-03613, and Registration Statement on Form S-8, File No. 333-71197.


                                        ARTHUR ANDERSEN LLP



New York, New York
September 6, 2000